U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[   ]Pre-Effective Amendment No. _

[X]Post-Effective Amendment No. 1

Managers AMG Funds
(Exact Name of Registrant as Specified in Charter)

1-800-835-3879
(Registrant's Telephone Number, Including Area Code)

800 Connecticut Avenue
Norwalk, Connecticut 06854
(Address of Principal Executive Offices, Including Number, Street, State and Zip Code)

Donald S. Rumery
Managers Investment Group LLC
800 Connecticut Avenue
Norwalk, Connecticut 06854
(Name and Address of Agent for Service)

Copies of all communications should be sent to:
Philip H. Newman, P.C.
Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering:

Not Applicable

Title of Securities Being Registered:
Shares of Beneficial Interest, no par value per share

No filing fee is required because an indefinite number of shares of beneficial interest, without par value, of the Registrant previously have been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective immediately upon filing pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

This Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-14, as amended, is being filed pursuant to Rule 485(b) under the Securities Act of 1933, as amended, for the purpose of filing an opinion of counsel regarding the tax consequences of the reorganization discussed in that Registration Statement and certain other exhibits thereto, but makes no other changes to the Registration Statement on Form N-14, as amended.

PART C

Item 16. Exhibits.

The following Exhibits are hereby added by this Post- Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-14:

Exhibit Number          Exhibit Title

(4)	Form of Agreement and Plan or Reorganization by and among CIGNA Funds Group, on behalf of its series Small Cap Growth/TimesSquare Fund, Managers AMG Funds, on behalf of its series TimesSquare Small Cap Growth Fund, CIGNA Corporation and TimesSquare Capital Management, LLC.

(12)(a) Opinion of Goodwin Procter LLP with respect to tax matters.

(12)(b) Consent of Goodwin Procter LLP.

SIGNATURES

As required by the Securities Act of 1933, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwalk and State of Connecticut, on the 15th day of April, 2005.

MANAGERS AMG FUNDS

By: /s/ Donald S. Rumery Name: Donald S. Rumery Title: Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

* ------------------- Jack W. Aber	Trustee	April 15, 2005

* ------------------- William E. Chapman, II	Trustee	April 15, 2005

* ------------------- John Kingston, III	Trustee	April 15, 2005

* ------------------- Edward J. Kaier	Trustee	April 15, 2005

* ------------------- Steven J. Paggioli	Trustee	April 15, 2005

* ------------------- Eric Rakowski	Trustee	April 15, 2005

* ------------------- Thomas R. Schneeweis	Trustee	April 15, 2005

* ------------------- Peter M. Lebovitz	President and Trustee (Principal Executive Officer)	April 15, 2005

* ------------------- Galan G. Daukas	Chief Financial Officer (Principal Financial Officer)	April 15, 2005

/s/ Donald S. Rumery Donald S. Rumery	Treasurer and Principal Accounting Officer	April 15, 2005

/s/ Donald S. Rumery

*   By Donald S. Rumery pursuant to Power of Attorney.

EXHIBIT INDEX

Exhibit Number      Exhibit Title

(4)	Form of Agreement and Plan or Reorganization by and among CIGNA Funds Group, on behalf of its series Small Cap Growth/TimesSquare Fund, Managers AMG Funds, on behalf of its series TimesSquare Small Cap Growth Fund, CIGNA Corporation and TimesSquare Capital Management, LLC.

(12)(a) Opinion of Goodwin Procter LLP with respect to tax matters.

(12)(b)Consent of Goodwin Procter LLP.

EXHIBIT 4

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

        THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 3rd day of December, 2004, by and between CIGNA FUNDS GROUP, a Massachusetts business trust (the “Predecessor Trust”), on behalf of its series, the SMALL CAP GROWTH TIMESSQUARE FUND (the “Predecessor Fund”), MANAGERS AMG FUNDS, a Massachusetts business trust (the “Successor Trust”), on behalf of its series, TIMESSQUARE SMALL CAP GROWTH FUND (the “Successor Fund”), CIGNA Corporation (“CIGNA”) (solely for purposes of Section 8.2 and Article 9) and TimesSquare Capital Management, LLC (“TSCM”) (solely for purposes of Section 8.2).

        Except as otherwise specifically noted, all references in this Agreement to action taken by the Predecessor Fund or the Successor Fund shall be deemed to refer to action taken by the Predecessor Trust or the Successor Trust, respectively, on behalf of the respective portfolio series.

        This Agreement is intended to be and is adopted as a plan of reorganization for the Predecessor Fund within the meaning of the Treasury Regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer by the Predecessor Fund of all of its assets to the Successor Fund, in exchange solely for shares of beneficial interest in the Successor Fund (“New Shares”), the assumption by the Successor Fund of the Stated Liabilities (as defined in Section 1.3) of the Predecessor Fund, and the distribution of the New Shares to the shareholders of the Predecessor Fund in complete liquidation of the Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

        WHEREAS, the Predecessor Trust and the Successor Trust are each open-end, registered investment companies of the management type; and

        WHEREAS, the Board of Trustees of the Predecessor Trust and the Board of Trustees of the Successor Trust have determined that it is in the best interest of the Predecessor Fund and the Successor Fund, respectively, that the assets of the Predecessor Fund be acquired by the Successor Fund pursuant to this Agreement and that the interests of shareholders of the Predecessor Fund will not be diluted as a result of the Reorganization;

        NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.     PLAN OF REORGANIZATION

1.1.     Subject to the requisite approval of the Predecessor Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Trust agrees to transfer all of the assets of the Predecessor Fund, as set forth in Section 1.2, to the Successor Fund, and the Successor Trust agrees in exchange therefor, on behalf of the Successor Fund, to:

(a)     deliver to the Predecessor Fund a number of full and fractional (rounded to the third decimal place) shares of the institutional class of the Successor Fund equal to the number of outstanding shares of the institutional class of the Predecessor Fund and having an aggregate net asset value equal to the aggregate net asset value of all outstanding shares of the institutional class of the Predecessor Fund as of the time and date set forth in Article 2;

(b)     deliver to the Predecessor Fund a number of full and fractional (rounded to the third decimal place) shares of the premier class of the Successor Fund having an aggregate net asset value equal to the aggregate net asset value of all outstanding shares of the premier class and retail class of the Predecessor Fund as of the time and date set forth in Article 2; and

(c)     assume the Stated Liabilities of the Predecessor Fund as described in Section 1.3.

Such transactions shall take place at the closing provided for in Section 2.1 (the “Closing”).

1.2.     The assets of the Predecessor Fund to be acquired by the Successor Fund shall consist of all assets and property (collectively, “Assets”), including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest or other receivables that are owned by the Predecessor Fund, and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund, on the closing date provided in Section 2.1 (the “Closing Date”).

1.3.     The Predecessor Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable prior to the Closing Date. The Successor Fund shall assume only those accrued and unpaid liabilities of the Predecessor Fund set forth in the Predecessor Fund’s statement of assets and liabilities as of the Closing Date delivered by the Predecessor Trust on behalf of the Predecessor Fund to the Successor Trust on behalf of the Successor Fund pursuant to Section 4.6 hereof (the “Stated Liabilities”). The Successor Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Predecessor Fund. On or as soon as practicable prior to the Closing Date, the Predecessor Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.     Immediately following delivery to the Predecessor Fund of the New Shares, the Predecessor Fund will distribute to its holders of record, determined as of immediately after the close of business on the Closing Date (the “Current Shareholders”), the New Shares received pursuant to Section 1.1. Such distribution will be accomplished by the transfer of the New Shares then credited to the accounts of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Successor Fund’s Current Shareholders, as follows: (i) each Current Shareholder shall receive a number of New Shares of the institutional class equal to the number of shares of the institutional class of the Predecessor Fund then held by such Current Shareholder; and (ii) each Current Shareholder shall receive a number of New Shares of the premier class equal to (A) the number of New Shares of the premier class then outstanding, multiplied by (B) a fraction, the numerator of which is the aggregate net asset value of all shares of the premier class and retail class of the Predecessor Fund then held by such Current Shareholder, and the denominator of which is the aggregate net asset value of all shares of the premier class and retail class of the Predecessor Fund then held by all Current Shareholders. All issued and outstanding shares of the Predecessor Fund will simultaneously be canceled on the books of the Predecessor Trust; any share certificates representing interests in the Predecessor Fund will represent a number of New Shares after the Closing Date as determined in accordance with this Section 1.4. The Successor Fund shall not issue certificates representing the New Shares in connection with such exchange. Ownership of New Shares will be shown on the books of the Successor Fund’s transfer agent. As soon as reasonably practicable after the Closing, the Predecessor Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Fund in accordance with its governing instruments and applicable law, and shall not conduct any business after the Closing Date, except as contemplated herein.

1.5.     Any reporting responsibility of the Predecessor Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Predecessor Fund.

1.6.     All books and records of the Predecessor Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations thereunder, shall be available to the Successor Fund from and after the Closing Date and shall be turned over to the Successor Fund as soon as practicable following the Closing Date.

2.     CLOSING AND CLOSING DATE

2.1.     The Closing Date shall be the date that is a full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Articles 5, 6, and 7 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such later date as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be 4:00 p.m. New York Time. The Closing shall be held at the offices of the Successor Fund, or at such other time and/or place as the parties may agree.

2.2.     In the event that on the Closing Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of a Successor Fund or a Predecessor Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of a Successor Fund or a Predecessor Fund is impracticable, the Closing Date with respect to the Reorganization involving the Successor Fund or Predecessor Fund shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

2.3.     The Predecessor Trust shall direct State Street Bank and Trust Company (the “Custodian”), as custodian for the Predecessor Fund, to deliver, at the Closing, a certificate of an authorized officer stating that (i) Assets have been delivered in proper form to the Successor Fund prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Predecessor Fund’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Successor Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Predecessor Fund as of the Closing Date for the account of the Successor Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver, as of the Closing Date, by book entry, in accordance with the customary practices of the Custodian and the securities depositories (as defined in Rule 17f-4 under the 1940 Act) in which the Predecessor Fund’s Assets are deposited, the Predecessor Fund’s Assets deposited with such depositories. The cash to be transferred by the Predecessor Fund shall be delivered by wire transfer of federal funds on the Closing Date.

2.4.     The Predecessor Trust shall cause State Street Bank and Trust Company (the “Transfer Agent”), transfer agent of the Predecessor Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of each class of the Predecessor Fund owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the New Shares to be credited on the Closing Date to the Predecessor Fund or provide evidence satisfactory to the Predecessor Trust that such New Shares have been credited to the accounts of the Predecessor Fund on the books of the applicable Successor Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

2.5.     Within sixty (60) days after the Closing Date, the Predecessor Fund shall deliver to the Successor Fund a statement of the Predecessor Fund’s Assets and Stated Liabilities, together with a list of the Successor Fund’s Assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by an appropriate officer of Predecessor Trust.

3.     REPRESENTATIONS AND WARRANTIES

3.1.     The Predecessor Trust, on behalf of the Predecessor Fund, hereby represents and warrants to the Successor Trust, as follows:

(a)     The Predecessor Trust is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust, as in effect at the relevant time, to own, on behalf of the Predecessor Fund, all of its property and assets.

(b)     The Predecessor Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended (the “1933 Act”), are in full force and effect.

(c)     The current prospectus and statement of additional information of the Predecessor Fund and each prospectus and statement of additional information of that Predecessor Fund used at all times prior to the date of this Agreement (i) conforms or conformed, as applicable, at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (ii) do or did not, as applicable, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(d)     The Predecessor Trust is not, and the execution, delivery and performance of this Agreement by the Predecessor Trust on behalf of the Predecessor Fund will not result, in a material violation of the Predecessor Trust’s Declaration of Trust or By-laws, or of any statute, regulation, order, judgment or decree or any agreement, indenture, instrument, contract, lease or other undertaking to which the Predecessor Trust on behalf of the Predecessor Fund is a party or by which the Predecessor Trust on behalf of the Predecessor Fund is bound.

(e)     On the Closing Date, the Predecessor Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Successor Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Successor Trust.

(f)     The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Predecessor Trust on behalf of the Predecessor Fund is a party or by which it is bound.

(g)     The Predecessor Fund does not have any material contract or other commitment (other than this Agreement) which will be terminated with liability to the Successor Fund prior to or on the Closing Date.

(h)     No material litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Predecessor Trust with respect to the Predecessor Fund or any of the Assets of the Predecessor Fund. The Predecessor Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i)     The Statement of Assets and Liabilities, Statement of Operations and Statement of Changes in Net Assets of the Predecessor Fund as of December 31, 2003, audited by independent accountants and the unaudited Statement of Assets and Liabilities, Statement of Operations and Statement of Changes in Net Assets of the Predecessor Fund as of June 30, 2004 (copies of which have been furnished to the Successor Trust) fairly and accurately reflect the financial condition of the Predecessor Fund as of such dates in accordance with generally accepted accounting principles consistently applied, and there are no known liabilities of the Predecessor Fund (contingent or otherwise) as of such dates not disclosed therein, except for liabilities incurred in the ordinary course of business since June 30, 2004.

(j)     Since June 30, 2004, there has not been any material adverse change in the Predecessor Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Predecessor Fund of indebtedness maturing more than six (6) months from the date such indebtedness was incurred, except as may arise under an agreement to repay amounts reimbursed or fees waived in connection with a contractual agreement designed to limit a Predecessor Fund’s expenses. For the purposes of this subparagraph (j), neither a decline in a Predecessor Fund’s net asset value per share, the discharge of a Predecessor Fund’s liabilities, nor the redemption of a Predecessor Fund’s shares by its shareholders shall, in and of itself, constitute a material adverse change.

(k)     All federal and other tax returns and reports of the Predecessor Fund required by law to have been filed have been timely filed and are correct, and all federal and other taxes due have been timely paid, and no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l)     For each taxable year of its operation (including the taxable year ending on the Closing Date), the Predecessor Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected (in the current or a prior taxable year) to be treated as such, has been eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date.

(m)     All issued and outstanding shares of the Predecessor Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Predecessor Trust on behalf of the Predecessor Fund and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Predecessor Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 2.3. The Predecessor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Predecessor Fund, nor is there outstanding any security convertible into any of the shares of the Predecessor Fund.

(n)     The Predecessor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Predecessor Fund.

(o)     The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Board of Trustees of the Predecessor Trust, and, subject to the approval of the Predecessor Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Predecessor Trust on behalf of the Predecessor Fund enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights, and to general equity principles.

(p)     No authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Fund or the consummation of any transactions contemplated hereby by the Predecessor Trust on behalf of the Predecessor Fund, other than as shall be obtained at or prior to the Closing.

(q)     The information to be furnished by the Predecessor Fund for use in registration statements, proxy materials (including the Registration Statement referred to in Section 4.7) and such other documents as may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

3.2.     The Successor Trust, on behalf of the Successor Fund, hereby represents and warrants to the Predecessor Trust, as follows:

(a)     The Successor Trust is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust, as in effect at the relevant time, to own, on behalf of the Successor Fund, all of its property and assets. The Successor Fund has not commenced operations, and it will not do so until after the Closing, provided that, for purposes of this representation, the issuance of New Shares to the advisor of the Successor Trust or an affiliate thereof to vote on an investment advisory agreement and other matters necessary for the operation of the Successor Fund in accordance with the Registration Statement, its Declaration of Trust and By-Laws and applicable law (collectively, “Organizational Matters”) shall not constitute the commencement of operations.

(b)     The Successor Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the 1933 Act, are in full force and effect.

(c)     The Successor Trust is not, and the execution, delivery and performance of this Agreement by the Successor Trust for itself and on behalf of the Successor Fund will not, result in a material violation of the Successor Trust’s Declaration of Trust or By-laws or of any statute, regulation, order, judgment or decree or any agreement, indenture, instrument, contract, lease or other undertaking to which the Successor Trust or the Successor Fund is a party or by which the Successor Trust or the Successor Fund is bound.

(d)     The Successor Fund does not have any material contract or other commitment (other than this Agreement) which will be terminated with liability to the Successor Fund prior to or on the Closing Date.

(e)     No material litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Successor Trust with respect to the Successor Fund or any of the properties or assets of the Successor Fund. The Successor Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects its business or its ability to consummate the transactions herein contemplated.

(f)     Before the Closing Date, the Successor Fund will not have (1) issued and outstanding New Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Shares, (3) securities convertible into any New Shares, or (4) other securities issued by the Successor Fund, except in connection with the Organizational Matters. The New Shares to be issued and delivered to the Predecessor Fund for the account of the shareholders of the Predecessor Fund, when so issued and delivered, will be duly and validly issued, and will be fully paid and non-assessable by the Successor Trust on behalf of the Successor Fund (recognizing that, under Massachusetts law, shareholders of the Successor Trust could under certain circumstances be held personally liable for its obligations).

(g)     The New Shares to be issued and delivered to the Predecessor Fund at the Closing for the account of the Current Shareholders pursuant to the terms of this Agreement, will be duly authorized.

(h)     The authorized capital of the Successor Fund consists of an unlimited number of shares of beneficial interest, $0.001 par value per share. The Successor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Fund.

(i)     The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Board of Trustees of the Successor Trust and this Agreement constitutes a valid and binding obligation of the Successor Trust on behalf of the Successor Fund enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights, and to general equity principles.

(j)     No authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Fund or the consummation of any transactions contemplated hereby by the Successor Trust on behalf of the Successor Fund, other than as shall be obtained at or prior to the Closing.

(k)     The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Successor Trust on behalf of the Successor Fund is a party or by which it is bound.

(l)     The information to be furnished by the Successor Fund for use in registration statements, proxy materials (including the Registration Statement referred to in Section 4.7) and such other documents as may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(m)     The Successor Fund will, for a period of not less than two years after the Closing Date, use all reasonable efforts to cause its investment adviser to waive management fees payable by the Successor Fund and/or reimburse the Successor Fund’s operating expenses so that the total expense ratio of any class of shares of the Successor Fund will not exceed the expense limitations in place with respect to the corresponding class of the Predecessor Fund at the Closing Date.

(n)     The Successor Fund’s registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Successor Fund included therein (other than written information furnished by the Predecessor Fund for inclusion therein, as covered by the Predecessor Fund’s warranty in Section 3.1(q) hereof), will conform in all material respects with the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and, as of the Closing Date (other than written information furnished by the Predecessor Fund for inclusion therein, as covered by the Successor Fund’s warranty in Section 3.1(q)), will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(o)     The Registration Statement, the Proxy Statement and statement of additional information with respect to the Successor Fund, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Predecessor Fund for inclusion therein, as covered by the Predecessor Fund’s warranty in Section 3.1(q) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Predecessor Fund for inclusion therein, as covered by the Successor Fund’s warranty in Section 3.1(q) hereof) includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

    (p)        The Successor Fund intends to elect to qualify as a regulated investment company under Section 851 of the Code; and

    (q)        Neither the Successor Fund nor, to the knowledge of the Successor Fund, any “affiliated person” of the Successor Fund has been convicted of any felony or misdemeanor described in Section 9(a)(1) of the 1940 Act, nor, to the knowledge of the Successor Fund, has any affiliated person of the Successor Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940 or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the 1940 Act.

4. COVENANTS OF THE SUCCESSOR TRUST AND THE PREDECESSOR TRUST

4.1.     The Predecessor Trust will operate the business of the Predecessor Fund in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

4.2.     The Predecessor Trust will call a meeting of the Predecessor Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain Predecessor Fund shareholder approvals necessary to effect the transactions contemplated herein.

4.3.     The Predecessor Trust covenants that the New Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

4.4.     The Predecessor Trust will assist the Successor Trust in obtaining such information as the Successor Trust reasonably requests concerning the record and beneficial ownership of the shares of the Predecessor Fund.

4.5.     Subject to the provisions of this Agreement, the Successor Trust and the Predecessor Trust will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.6.     The Predecessor Trust, on behalf of the Predecessor Fund, shall furnish to the Successor Fund on the first business day following the Closing Date, a final statement of the total amount of the Predecessor Fund’s Assets and liabilities as of the Closing Date, which statement shall be certified by an appropriate officer of the Predecessor Trust as being determined in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Predecessor Trust, on behalf of the Predecessor Fund, shall furnish the Successor Fund, in such form as reasonably satisfactory to the Successor Trust, on behalf of the Successor Fund, a statement certified by an officer of the Predecessor Trust of the Predecessor Fund’s federal income tax attributes that will be carried over to the Successor Fund in the Reorganization.

4.7.     The Successor Trust shall prepare on behalf of the Successor Fund a Registration Statement on Form N-14 under the 1933 Act relating to the New Shares to be issued in each Reorganization (the “Registration Statement”), which, without limitation, shall include a proxy statement soliciting the Predecessor Fund shareholders approval necessary to consummate each Reorganization.

4.8.     As soon as is reasonably practicable after the Closing, (a) the Predecessor Trust, on behalf of the Predecessor Fund: (i) shall prepare and file all federal and other tax returns and reports of the Predecessor Fund required by law to be filed with respect to all periods ending on or before the Closing but not theretofore filed and (ii) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid and due as of the Closing; (b) the Predecessor Trust will file any applicable final regulatory reports with respect to the Predecessor Fund; and (c) the Predecessor Trust will take all other steps as are necessary and proper to effect the termination or declassification of the Predecessor Fund in accordance with the laws of the Commonwealth of Massachusetts and other applicable requirements.

4.9.     The Predecessor Trust will provide the Successor Trust with such information regarding the Predecessor Fund as may be necessary to ensure compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in the preparation of the Registration Statement, as reasonably requested by the Successor Trust.

4.10.     The Successor Trust and the Predecessor Trust shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

4.11.     The Predecessor Trust, on behalf of Predecessor Fund, covenants that the Predecessor Trust will, from time to time, as and when reasonably requested by the Successor Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Successor Trust, on behalf of the Successor Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Predecessor Trust’s, on behalf of the Predecessor Fund, title to and possession of the New Shares to be delivered hereunder, and (b) the Successor Trust’s, on behalf of the Successor Fund, title to and possession of all the Assets of the Predecessor Fund, and otherwise to carry out the intent and purpose of this Agreement.

4.12.     The Successor Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state blue sky or securities laws as may be necessary in order to operate the Successor Fund after the Closing Date.

5.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PREDECESSOR TRUST

        Except to the extent waived in writing by the Predecessor Trust, the obligations of the Predecessor Trust to consummate the transactions provided for herein with respect to the Predecessor Fund shall be subject to the performance by the Successor Trust on behalf of the Successor Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, to the following further conditions:

5.1.     All representations and warranties of the Successor Trust with respect to the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

5.2.     The Successor Trust, on behalf of the Successor Fund, shall have delivered to the Predecessor Trust on the Closing Date a certificate executed in its name by its President or Vice President and its Secretary or Assistant Secretary, in a form reasonably satisfactory to the Predecessor Trust, and dated as of the Closing Date, certifying the satisfaction of the condition described in Section 5.1 and as to such other matters as the Predecessor Trust shall reasonably request.

5.3.     The Predecessor Trust shall have received an opinion of Goodwin Procter LLP, counsel to the Successor Fund, in a form reasonably satisfactory to the Predecessor Trust and its counsel.

6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR TRUST

        Except to the extent waived in writing by the Successor Trust, the obligations of the Successor Trust to complete the transactions provided for herein with respect to the Successor Fund shall be subject to the performance by the Predecessor Trust on behalf of the Predecessor Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following conditions:

6.1.     All representations and warranties of the Predecessor Trust with respect to the Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2.     The Predecessor Trust, on behalf of the Predecessor Fund, shall have delivered to the Successor Trust on the Closing Date a certificate executed in its name by its President or Vice President and its Secretary or Assistant Secretary, in a form reasonably satisfactory to the Successor Trust, and dated as of the Closing Date, certifying the satisfaction of the condition described in Section 6.1 and as to such other matters as the Successor Trust shall reasonably request.

6.3.     The Successor Trust shall have received an opinion of counsel to the Predecessor Fund (which may in part be an opinion of in-house counsel), in a form reasonably satisfactory to the Successor Trust and its counsel.

7.     FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR TRUST AND THE PREDECESSOR TRUST

        The obligations of the Predecessor Trust, on behalf of the Predecessor Fund, and the Successor Trust, on behalf of the Successor Fund, to consummate the Reorganization shall be subject, at their election, to the conditions set forth in this Article 7.

7.1.     The Agreement and the transactions contemplated herein shall have been approved by the trustees and the holders of the outstanding shares of beneficial interest in the Predecessor Fund as required under the Declaration of Trust and By-laws of the Predecessor Trust, as in effect at the relevant time, and certified copies of the resolutions evidencing such approval shall have been delivered to the Successor Trust.

7.2.     On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

7.3.     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities reasonably deemed necessary by the Successor Trust or the Predecessor Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Successor Trust or the Predecessor Trust.

7.4.     The Registration Statement with respect to the Successor Fund, as amended by such amendment or amendments thereto as are determined by the Board of Trustees of the Successor Trust to be necessary and appropriate to effect the registration of the New Shares shall have become effective under the 1933 Act, and no stop-order suspending the effectiveness of the Registration Statement, as so amended, shall have been issued, and to the best of the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been initiated or threatened by the Commission (and not terminated or withdrawn).

7.5.     The New Shares with respect to the Successor Fund shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder.

7.6.     The parties shall have received an opinion from the law firm of Goodwin Procter LLP addressed to the Successor Trust, on behalf of the Successor Fund, and the Predecessor Trust, on behalf of the Predecessor Fund, substantially to the effect that the transactions contemplated by this Agreement shall constitute a tax-free reorganization for federal income tax purposes under Section 368(a) of the Code.

        With respect to such Reorganization, the tax opinion addressed to the Successor Trust and the Predecessor Trust shall contain, at a minimum, the following conclusions:

    (a)        The transfer by the Predecessor Fund of all of its Assets to the Successor Fund, in exchange solely for New Shares, the assumption by the Successor Fund of the Stated Liabilities of the Predecessor Fund, and the distribution of the New Shares to the shareholders of the Predecessor Fund in complete liquidation of the Predecessor Fund will constitute a reorganization within the meaning of Section 368(a) of the Code;

    (b)        The Predecessor Fund and the Successor Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

    (c)        The Predecessor Fund will recognize no gain or loss on (i) the transfer of its Assets to the Successor Fund in exchange solely for New Shares and the Successor Fund’s assumption of the Predecessor Fund’s Stated Liabilities or (ii) the subsequent distribution of those shares to the Predecessor Fund’s Current Shareholders in exchange for their Predecessor Fund shares;

    (d)        The Successor Fund will recognize no gain or loss on its receipt of the Predecessor Fund’s Assets in exchange solely for New Shares and the Successor Fund’s assumption of the Predecessor Fund’s Stated Liabilities;

    (e)        The Successor Fund’s basis in the Predecessor Fund’s Assets will be the same as the Predecessor Fund’s basis therein immediately before the Reorganization, and the Successor Fund’s holding period for the Predecessor Fund’s Assets will include the Predecessor Fund’s holding period therefor;

    (f)        A Current Shareholder of the Predecessor Fund will recognize no gain or loss on the exchange of all the Predecessor Fund shares held by such Current Shareholder solely for New Shares pursuant to the Reorganization;

    (g)        A Current Shareholder’s aggregate basis in the New Shares received by such Current Shareholder in the Reorganization will be the same as the Current Shareholder’s aggregate basis in the Predecessor Fund shares surrendered in exchange for those New Shares, and the Current Shareholder’s holding period for those New Shares will include, in each instance, the Current Shareholder’s holding period for those Predecessor Fund shares, provided the Current Shareholder holds them as capital assets on the Closing Date.

        The delivery of such opinion is conditioned upon receipt by the law firm of Goodwin Procter LLP of representations it shall reasonably request of the Predecessor Trust, on behalf of itself and the Predecessor Fund, and the Successor Trust, on behalf of itself and the Successor Fund. Notwithstanding anything herein to the contrary, neither the Successor Trust nor the Predecessor Trust may waive the condition set forth in this Section 7.6.

7.7.     At or immediately prior to the Closing, the Predecessor Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Predecessor Fund’s shareholders all of the Predecessor Fund’s investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

8.     BROKERAGE FEES AND EXPENSES

8.1.     The Successor Trust and the Predecessor Trust each represents and warrants to the other that there are no brokers or finders entitled to receive any payments from them in connection with the transactions provided for herein.

8.2.     All of the expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by CIGNA, TSCM and TSA as provided in the Asset Purchase Agreement, provided that neither the Predecessor Fund nor the Successor Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187).

9.     INDEMNIFICATION

9.1.     CIGNA shall be liable for, and shall indemnify and hold the Predecessor Fund and the Successor Fund, and any successor thereto, harmless from and against any and all monetary claims, losses, liabilities, costs, penalties, fines and expenses (including reasonable attorneys’, accountants’, consultants’ and experts’ fees and expenses), damages, monetary obligations to third parties, expenditures, monetary judgments or awards payable or due to any other party (collectively, “Losses”) that are imposed upon or otherwise incurred or suffered by any of them arising out of or based upon, attributable to or resulting from the failure of the Predecessor Fund to file postmarked by March 15, 2004 a request for an extension of time within which to file its 2003 tax returns. Any amounts required to be paid pursuant to this Section 9.1 shall be paid promptly after written demand therefor by an indemnified party, accompanied by written evidence of the Losses claimed.

10.     ENTIRE AGREEMENT

        The Successor Trust and the Predecessor Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof.

11. TERMINATION; NO SURVIVAL

        This Agreement and the transactions contemplated hereby may be terminated and abandoned: (i) by mutual agreement of the parties, (ii) by either party if the Closing shall not have occurred on or before April 18, 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, there shall be no liability for damages on the part of either the Successor Trust or the Predecessor Trust, or their respective trustees or officers, to the other party. The representations and warranties contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

12. AMENDMENTS

        This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the Predecessor Trust and the Successor Trust; provided that, after a Predecessor Fund’s shareholders approve this Agreement, no such amendment, modification or supplement shall have a material adverse effect on their interests.

13. NOTICES

        Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid facsimile, overnight courier, personal delivery or certified mail addressed to the parties hereto at their principal place of business.

14.     HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY; DISCLOSURE

14.1.     The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.     This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

14.3.     This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

14.4.     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.     It is expressly agreed that the obligations of the Successor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Successor Trust personally, but shall bind only the trust property of the Successor Trust, as provided in the Declaration of Trust. The execution and delivery of this Agreement by such officers of the Successor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Successor Trust as provided in the Declaration of Trust. The Successor Trust is a series company with multiple series and has entered into this Agreement on behalf of the Successor Fund. With respect to any obligation of the Successor Trust arising hereunder with respect to the Successor Fund, the Predecessor Trust and the Predecessor Fund shall look for payment or satisfaction of such obligations solely to the assets and property of the Successor Fund and not to its shareholders or any other series of the Successor Trust.

14.6.     The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, each of CIGNA Funds Group, on behalf of the Predecessor Fund, and Managers AMG Funds, on behalf of the Successor Fund, has caused this Agreement to be executed by an authorized officer:

CIGNA FUNDS GROUP, on behalf of the Predecessor Fund

By: /s/ Jeffrey S. Winer
Name: Jeffrey S. Winer
Title: Vice President and Secretary

MANAGERS AMG FUNDS, on behalf of the Successor Fund

By: /s/ Peter M. Lebovitz
Name: Peter M. Lebovitz
Title: President

For purposes of Section 8.2 and Article 9 only, the undersigned executes this Agreement:

CIGNA CORPORATION

By: /s/ Thomas R. McCarthy
Name: Thomas R. McCarthy
Title: Vice President

For purposes of Section 8.2 only, the undersigned executes this Agreement:

TIMESSQUARE CAPITAL MANAGEMENT, LLC

By its Manager Member, TimesSquare Manager Member, LLC

By: /s/ Seth W. Brennan
Name: Seth W. Brennan
Title: Executive Vice President

EXHIBIT (12)(a)

April 8, 2005

Managers AMG Funds, on behalf of its series TimesSquare Small Cap Growth Fund
Managers AMG Funds
800 Connecticut Avenue
Norwalk, Connecticut 06854

CIGNA Funds Group, on behalf of its series Small Cap Growth / TimesSquare Fund
2223 Washington Street
3 Newton Executive Park, Suite 200
Newton, MA 02462

Re: Acquisition by TimesSquare Small Cap Growth Fund, a series of Managers AMG Funds, of the assets of Small Cap Growth / TimesSquare Fund, a series of CIGNA Funds Group

Ladies and Gentlemen:

        We have acted as counsel to Managers AMG Funds, a Massachusetts business trust (the “Acquiring Trust”), in connection with the proposed acquisition by TimesSquare Small Cap Growth Fund (the “Acquiring Fund”), a series of the Acquiring Trust, of the assets of Small Cap Growth / TimesSquare Fund (the “Acquired Fund” and, together with the Acquiring Fund, each, a “Fund” and, collectively, the “Funds”), a series of CIGNA Funds Group, a Massachusetts business trust (the “Acquired Trust”), pursuant to the Agreement and Plan of Reorganization dated as of December 3, 2004 (the “Plan”)1 described in the registration statement on form N-14, including the prospectus/proxy thereto, statement filed with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Securities Act of 1933, as amended (the “Securities Act”), on December 28, 2004, as amended by Pre-Effective Amendment No. 1 thereto filed with the SEC on March 8, 2005 (the “Registration Statement”). You have requested our opinion as to certain federal income tax consequences of the transactions contemplated by the Plan.

        In rendering this opinion, we have reviewed such documents and materials as we have considered necessary for the purpose of rendering the opinion. We have made inquiry as to the underlying facts that we considered to be relevant to the conclusions set forth in this letter. The opinion expressed in this letter is based upon certain factual statements relating to the Acquiring Trust and the Acquired Trust set forth in the Registration Statement and certain representations set forth below that have been confirmed to us in representation letters from the Acquiring Trust and the Acquired Trust dated as of the date hereof for our use in rendering the opinion set forth herein. We have assumed that such statements, representations, and warranties are true, correct, complete, and not breached and will continue to be so through the Closing Date, that no actions that are inconsistent with such statements, representations, and warranties will be taken, and that all representations, statements, and warranties made to “the best knowledge of” any person or with similar qualification are and will be true, correct and complete as if made without such qualification. We have also assumed (i) the genuineness of all signatures, (ii) the authenticity of all documents submitted to us as originals, (iii) the conformity to the original documents of all documents submitted to us as copies, (iv) the authority and capacity of the individual or individuals who executed any such documents on behalf of any person, (v) the conformity to the final documents of all documents submitted to us as drafts, and (vi) the accuracy and completeness of all records made available to us. In addition, we have assumed that (A) the Reorganization will be consummated in accordance with the Plan, (B) each of the Acquiring Trust and the Acquired Trust will comply with all reporting obligations with respect to the Reorganization required under the Internal Revenue Code of 1986, as amended (the “Code”),2 and the Treasury Regulations promulgated thereunder, and (C) the Plan is valid and binding in accordance with its terms.

1 Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Plan.

TimesSquare Small Cap Growth Fund
Small Cap Growth / TimesSquare Fund
April 8, 2005

        The discussion and conclusions set forth below are based upon the Code, the Treasury Regulations and existing administrative and judicial interpretations thereof, all of which are subject to change. Therefore, no assurance can be given that the federal income tax consequences described below will not be altered in the future, and we do not assume responsibility to provide notice or advice to any person or entity regarding any such changes or altered tax consequences.

I.     Background.

        The Acquiring Trust is an open-end, diversified management investment company registered under the 1940 Act. The Acquiring Fund is a portfolio series of the Acquiring Trust. The Acquired Trust is also an open-end, diversified management investment company registered under the 1940 Act, and the Acquired Fund is a portfolio series of the Acquired Trust. The Acquiring Fund intends to acquire the assets of the Acquired Fund.

        The investment objective and policies of the Acquiring Fund are substantially the same as those of the Acquired Fund, except as described below. The investment objective of each Fund is to seek long-term capital appreciation. The Acquired Fund’s investment objective is a fundamental policy and may not be changed without shareholder approval. The Acquiring Fund’s investment objective is not a fundamental policy and may be changed without shareholder approval.

2 Unless otherwise indicated, all section references contained herein are to the Code.

TimesSquare Small Cap Growth Fund
Small Cap Growth / TimesSquare Fund
April 8, 2005

        Each Fund invests primarily in the common and preferred stocks of small capitalization U.S. companies. Each Fund, under normal circumstances, will invest at least eighty percent (80%) of its assets in equity securities of small capitalization companies. TimesSquare Capital Management LLC (“TimesSquare LLC”), the advisor of the Acquired Fund and the subadviser to the Acquiring Fund with day-to-day portfolio management responsibility for each Fund, generally considers a company to be a “small capitalization” company if it has a market capitalization, at time of purchase, of between $50 million and $2 billion. The Acquired Fund focuses on growing companies involved in new product development and technological breakthroughs. The Acquiring Fund, under normal circumstances, also will tend to focus on investments in companies involved in new product development or technological breakthroughs, although TimesSquare LLC, as the subadvisor, may change the Acquiring Fund’s focus at any time.

        As the adviser or subadvisor to the Funds (as applicable), TimesSquare LLC (i) looks across all sectors of the stock market to find companies that meet a Fund’s investment criteria – including the potential for strong, sustainable growth, consistent earnings, proprietary products and services and minimal institutional ownership, (ii) looks for stocks that have the potential for significant price appreciation over the following eighteen (18) months and price/earnings ratios at a discount relative to their earnings growth rates, and (iii) will generally sell a security when it no longer meets the Fund’s investment criteria, when it believes the company issuing the security is unable to sustain a competitive advantage, or when it believes the security is overvalued.

        Both Funds may also invest in American Depositary Receipts listed and traded on a registered U.S. stock exchange, and may each normally invest up to ten percent (10%) of its assets in cash and cash equivalents.

        For temporary defensive purposes, the Acquired Fund may invest up to one hundred percent (100%) of its assets in cash and short- and medium-term fixed income securities. Also for temporary defensive purposes, the Acquiring Fund may invest, without limit, in cash or high quality short-term debt securities, including repurchase agreements. To the extent that either Fund is invested in these instruments, it will not be pursuing its investment objectives.

TimesSquare Small Cap Growth Fund
Small Cap Growth / TimesSquare Fund
April 8, 2005

II.     The Plan of Reorganization.

        Subject to the terms and conditions set forth in the Plan, the Acquired Trust, on behalf of the Acquired Fund, will transfer all of the assets of the Acquired Fund and assign all Assumed Liabilities (as hereinafter defined) to the Acquiring Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, will acquire all such assets and assume all such Assumed Liabilities upon delivery to the Acquired Trust, on behalf of the Acquired Fund, of Acquiring Fund shares having a net asset value equal to the value of the net assets of the Acquired Fund transferred (the “Acquiring Fund Shares”). “Assumed Liabilities” means only those accrued and unpaid liabilities of the Acquired Fund set forth in the Acquired Fund’s statement of assets and liabilities as of the Closing Date delivered by the Acquired Trust, on behalf of the Acquired Fund, to the Acquiring Trust, on behalf of the Acquiring Fund. The net asset value of the Acquiring Fund Shares and the value of the net assets of the Acquired Fund to be transferred shall be determined immediately following the close of business on the Closing Date (the “Valuation Date”) using the valuation procedures set forth in the then-current prospectus and statement of additional information of the Acquiring Fund. All Assumed Liabilities of the Acquired Fund, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund. In addition, at or prior to the Closing, the Acquired Fund shall declare and pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund’s shareholders all of the Acquired Fund’s investment company taxable income for all taxable years ending at or prior to the Closing (computed without regard to any deduction for dividends paid under Section 852(b)(2)(D)) and all of its net capital gains realized (after reduction for any capital loss carry-forward) in all taxable years ending at or prior to the Closing.

        Immediately after the Closing, the Acquired Fund will be liquidated and the Acquiring Fund Shares that have been delivered to the Acquired Trust on behalf of the Acquired Fund will be distributed to the shareholders of the Acquired Fund, each shareholder to receive Acquiring Fund Shares equal to the pro rata portion of shares of the Acquired Fund held by such shareholder as of the close of business on the Valuation Date. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Acquiring Fund in the name of each shareholder of the Acquired Fund and representing the respective pro rata number of Acquiring Fund Shares due such shareholder. As of the Closing, each outstanding certificate which, prior to the Closing, represented shares of the Acquired Fund will be deemed for all purposes to evidence ownership of the number of Acquiring Fund Shares issuable with respect thereto pursuant to the Reorganization. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares issued in connection with the Reorganization. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

        The Board of Directors of the Acquired Trust, including those Directors who are not “interested persons” as defined in the Securities Act, has determined that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the transactions contemplated by the Reorganization and that the Reorganization would be in the best interests of the shareholders of the Acquired Fund and has approved the Reorganization with respect to the Acquired Fund. The Board of Directors of the Acquiring Trust has reached similar conclusions with respect to the Acquiring Fund and has also approved the Reorganization with respect to the Acquiring Fund.

TimesSquare Small Cap Growth Fund
Small Cap Growth / TimesSquare Fund
April 8, 2005

III.     Representations.

        The following representations with respect to the Reorganization have been made by the Acquiring Trust, on behalf of itself and the Acquiring Fund and/or by the Acquired Trust, on behalf of itself and the Acquired Fund:

    (a)            As of the Closing, the fair market value of the Acquiring Fund Shares to which each shareholder of the Acquired Fund is entitled will approximately equal the fair market value of the shares of the Acquired Fund such shareholder will surrender.

    (b)            There are no dissenters’ or appraisal rights, and the consideration paid by the Acquiring Fund to the shareholders of the Acquired Fund in connection with the Reorganization will consist solely of Acquiring Fund Shares.

    (c)            There is no plan or intention by the Acquiring Fund or any person related (as defined in Treasury Regulations section 1.368-1(e)(3)) to the Acquiring Fund to acquire or redeem, during the five-year period beginning on the Closing Date, with consideration other than Acquiring Fund Shares, any of the Acquiring Fund Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of the Acquiring Fund’s business as a series of an open-end investment company as required by section 22(e) of the 1940 Act.

    (d)            During the five-year period ending on the Closing Date, neither the Acquired Fund nor any person related (as defined in Treasury Regulations section 1.368-1(e)(3) determined without regard to Treasury Regulations section 1.368-1(e)(3)(i)(A)) to the Acquired Fund will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of the Acquired Fund with consideration other than Acquiring Fund Shares or shares of the Acquired Fund, except for redemptions in the ordinary course of the Acquired Fund’s business as a series of an open-end investment company as required by section 22(e) of the 1940 Act or (ii) made distributions with respect to shares of the Acquired Fund, except for (A) distributions described in sections 852 and 4982, and (B) additional distributions, to the extent such distributions do not exceed fifty percent (50%) of the value (computed without giving effect to such distributions) of the proprietary interests in the Acquired Fund as of the Closing Date.

    (e)            During the five-year period ending on the Closing Date, neither the Acquiring Fund nor any person related (as defined in Treasury Regulations section 1.368-1(e)(3)) to the Acquiring Fund will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of the Acquired Fund with consideration other than Acquiring Fund Shares.

    (f)            The Acquiring Fund will acquire at least ninety percent (90%) of the fair market value of the net assets and at least seventy percent (70%) of the fair market value of the gross assets held by the Acquired Fund immediately prior to the Reorganization. For purposes of this representation, amounts, if any, paid by or on behalf of the Acquired Fund for reorganization expenses, amounts, if any, paid by the Acquired Fund to shareholders who receive cash or other property and all redemptions and distributions made by the Acquired Fund immediately preceding or in contemplation of the Reorganization (except those referred to in the next sentence) will be included as assets of the Acquired Fund immediately prior to the Reorganization. However, assets distributed in connection with (i) regular distributions and redemptions occurring in the ordinary course of the Acquired Fund’s business as a series of an open-end management investment company and (ii) distributions made to shareholders of the Acquired Fund prior to the Reorganization in order to pay out all of the Acquired Fund’s (A) investment company taxable income (computed without regard to any deduction for dividends paid under section 852(b)(2)(D)) and (B) net capital gain (after reduction for any capital loss carryover) will be excluded.

    (g)            Immediately after the Closing, the Acquired Fund will, in pursuance of the Plan, distribute the Acquiring Fund Shares it receives in the Reorganization and its other assets, if any, and thereupon will cancel all of its issued and outstanding shares.

    (h)            The Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of the Acquired Fund acquired in the Reorganization, except for dispositions made in the ordinary course of business.

    (i)            The Acquiring Fund will continue to use in its business at least fifty percent (50%) by value of the historic portfolio securities of the Acquired Fund. The Acquiring Fund will be treated as using in its business historic portfolio securities of the Acquired Fund to the extent that, when securities acquired by the Acquiring Fund from the Acquired Fund in connection with the Reorganization are disposed of by the Acquiring Fund (including, without limitation, in connection with a redemption by the issuer), they are replaced with similar securities (i.e., securities that would have been permissible investments of the Acquired Fund under the applicable investment objectives, policies, and restrictions of the Acquired Fund in effect immediately before the Closing). For purposes of this representation, portfolio securities disposed of by the Acquired Fund prior to and in anticipation of the Reorganization will be treated as part of the historic portfolio securities of the Acquired Fund.

(j) As of the Closing, there is no intercorporate indebtedness existing between the Acquiring Fund and the Acquired Fund.

    (k)            The Acquiring Fund was newly formed in connection with the Reorganization and will qualify as a separate corporation for federal income tax purposes under section 851(g) as of and following the Closing. The Acquired Fund has qualified as a separate corporation for federal income tax purposes under section 851(g) in each taxable year and will qualify as such as of the Closing. Each of the Acquiring Trust and the Acquired Trust either (i) was in existence prior to January 1, 1997 or (ii) has elected to be classified as an association taxable as a corporation, effective on or before the Closing Date, pursuant to Treasury Regulations section 301.7701-3.

    (l)            The Acquiring Fund will elect to be a regulated investment company under section 851 and will qualify to be treated as such as of and following the Closing. The Acquired Fund has elected to be a regulated investment company under section 851, has qualified as such for each taxable year and will qualify to be treated as such as of the Closing. In order (i) to ensure continued qualification of the Acquired Fund as a regulated investment company for federal income tax purposes and (ii) to eliminate any tax liability of the Acquired Fund arising by reason of undistributed investment company taxable income or net capital gain, the Acquired Fund has declared or will declare and will pay to its shareholders of record on or prior to the Closing a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of its investment company taxable income for the last full taxable year of the Acquired Fund and any subsequent short taxable year ending on the Closing Date (computed without regard to any deduction for dividends paid under section 852(b)(2)(D)) and (B) all of its net capital gain for the final full taxable year of the Acquired Fund and any subsequent short taxable year ending on the Closing Date (after reduction for any capital loss carryover).

    (m)            The expenses incurred in connection with entering into and carrying out the provisions of the Plan will be borne by CIGNA Corporation, TimesSquare LLC and TimesSquare Acquisition LLC. All such expenses will be solely and directly related to the Reorganization. No cash will be transferred from the Acquiring Fund to the Acquired Fund for the purpose of paying any reorganization expenses of the Acquired Fund. The shareholders of the Acquired Fund and the Acquiring Fund will pay their own expenses, if any, incurred in connection with the Reorganization.

(n) As of the Closing, the Acquiring Fund does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of the Acquired Fund.

    (o)            The liabilities of the Acquired Fund to be assumed by the Acquiring Fund and the liabilities to which the transferred assets of the Acquired Fund will be subject, if any, have been incurred by the Acquired Fund in the ordinary course of its business.

    (p)            The fair market value of the assets of the Acquired Fund to be transferred to the Acquiring Fund equals or exceeds the sum of the liabilities to be assumed by the Acquiring Fund plus the amount of liabilities, if any, to which the transferred assets will be subject.

(q) As of the Closing, neither the Acquiring Fund nor the Acquired Fund is under the jurisdiction of a court in a Title 11 or a similar case within the meaning of section 368(a)(3)(A).

(r) The Acquired Fund has not distributed and will not distribute to its shareholders in pursuance of the Plan any “appreciated property” within the meaning of section 361(c)(2).

        Any inaccuracy in, or breach of, any of the aforementioned statements, representations, warranties and assumptions or any change after the date hereof in applicable law could adversely affect our opinion. No ruling has been (or will be) sought from the Internal Revenue Service (the “Service”) as to the federal income tax consequences of any aspect of a Reorganization.

TimesSquare Small Cap Growth Fund
Small Cap Growth / TimesSquare Fund
April 8, 2005

IV.     Opinion.

        Based upon and subject to the foregoing, as well as the limitations set forth below, it is our opinion with respect to the Reorganization that, under presently applicable federal income tax law:

    (i)            The transfer by the Acquired Fund of all of its assets to the Acquiring Fund, in exchange solely for Acquiring Fund Shares, the assumption by the Acquiring Fund of the Assumed Liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of section 368(a).

(ii) The Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of section 368(b).

    (iii)            The Acquired Fund will recognize no gain or loss on (A) the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the Acquiring Fund’s assumption of the Acquired Fund’s Assumed Liabilities or (B) the subsequent distribution of the Acquiring Fund Shares to the Acquired Fund’s shareholders in exchange for their Acquired Fund shares.

    (iv)            The Acquiring Fund will recognize no gain or loss on its receipt of the Acquired Fund’s assets in exchange solely for Acquiring Fund Shares and the Acquiring Fund’s assumption of the Acquired Fund’s Assumed Liabilities.

    (v)            The Acquiring Fund’s tax basis in the Acquired Fund’s assets will, in each instance, be the same as the Acquired Fund’s tax basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for the Acquired Fund’s assets will, in each instance, include the Acquired Fund’s holding period therefor.

    (vi)            The shareholders of the Acquired Fund will recognize no gain or loss on the exchange of all the Acquired Fund shares held by such shareholders solely for Acquiring Fund Shares pursuant to the Reorganization.

TimesSquare Small Cap Growth Fund
Small Cap Growth / TimesSquare Fund
April 8, 2005

    (vii)            Each shareholder’s aggregate tax basis in the Acquiring Fund Shares received by such shareholder in the Reorganization will be the same as the shareholder’s aggregate tax basis in the Acquired Fund shares surrendered in exchange for those Acquiring Fund Shares, and the shareholder’s holding period for those Acquiring Fund Shares will include, in each instance, the shareholder’s holding period for those Acquired Fund shares, provided the shareholder holds them as capital assets on the Closing Date.

* * * * * *

        No opinion is expressed as to any matter not specifically addressed above. Also, no opinion is expressed as to the tax consequences of any of the transactions under any foreign, state, or local tax law. Moreover, you should recognize that our opinion is not binding on the Service, that the Service may disagree with the opinion expressed herein, and that although we believe that our opinion would be sustained if challenged, there can be no assurances to that effect.

        This opinion letter has been issued to and may be relied upon solely by the addressees hereof in connection with the consummation of the transactions contemplated by the Plan and may not be relied upon by any other person or used for any other purpose without our prior written consent.

        We hereby consent to filing a form of this opinion as an exhibit to the Registration Statement and the references to our firm, and the discussion of this opinion, in the Registration Statement under the headings “Federal Income Tax Consequences of the Transaction.” In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission.

Very truly yours,

/s/ GOODWIN PROCTER LLP
GOODWIN PROCTER LLP

EXHIBIT (12)(b)

[Goodwin Procter LLP letterhead]

April 8, 2005

Managers AMG Funds
800 Connecticut Avenue
Norwalk, CT 06854

Ladies and Gentlemen:

        We hereby consent to (a) the inclusion of our opinion regarding the tax consequences of the reorganization proposed in the Registration Statement (the “Registration Statement”) on Form N-14 (File No. 333-121677), filed with the Securities and Exchange Commission (the “Commission”) on December 28, 2004, of Managers AMG Funds, a Massachusetts business trust, as amended by Pre-Effective Amendment No. 1 to the Registration Statement, filed with the Commission on March 8, 2005, as an Exhibit to Post-Effective Amendment No. 1 to the Registration Statement, and (b) the reference to us under the heading “Federal Income Tax Consequences” in the Registration Statement.

Very truly yours, /s/ Goodwin Procter LLP GOODWIN PROCTER LLP